                                                                    EXHIBIT 99.1

                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1996 - A


                         MONTHLY SERVICER'S CERTIFICATE


     Accounting Date:                                  April 30, 1996
                                                       -------------------
     Determination Date:                               May 7, 1996
                                                       -------------------
     Distribution Date:                                May 15, 1996
                                                       -------------------
     Monthly Period Ending:                            April 30, 1996
                                                       -------------------

     This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1995, among Olympic Automobile Receivables Trust, 1996-A (the "Trust"). Olympic Receivables Finance Corp., as seller, Olympic Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

     Olympic Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



I.   Collection Account Summary

     Available Funds:
          Payments Received                                             $24,282,433.57
          Liquidation Proceeds (excluding Purchase Amounts)                $192,470.19
          Current Monthly Advances                                       $1,649,249.15
          Amount of withdrawal, if any, from the Reserve Account                 $0.00
          Monthly Advance Recoveries                                    ($1,358,789.86)
          Purchase Amounts - Warranty and Administrative Receivables       $705,233.61
          Purchase Amounts - Liquidated Receivables                              $0.00
          Income from investment of funds in Trust Accounts                $207,667.11
                                                                        --------------
     Total Available Funds                                                                $25,678,263.77
                                                                                          --------------
                                                                                          --------------

     Amounts Payable on Distribution Date:
          Reimbursement of Monthly Advances                                      $0.00
          Backup Servicer Fee                                                    $0.00
          Basic Servicing Fee                                              $342,007.06
          Trustee and other fees                                                 $0.00
          Class A-1 Interest Distributable Amount                          $232,034.90
          Class A-2 Interest Distributable Amount                          $840,208.33
          Class A-3 Interest Distributable Amount                          $498,750.00
          Class A-4 Interest Distributable Amount                          $609,375.00
          Class A-5 Interest Distributable Amount                          $250,000.00
          Class A-6 Interest Distributable Amount                           $87,725.00
          Noteholders' Principal Distributable Amount                   $19,036,892.94
          Certificate Interest Distributable Amount                        $265,500.00
          Certificate Principal Distributable Amount                             $0.00
          Amounts owing and not paid to Security Insurer under
             Insurance Agreement                                                 $0.00
          Supplemental Servicing Fees (not otherwise paid to Servicer)           $0.00
          Spread Account Deposit                                         $3,515,770.54
                                                                        --------------
     Total Amounts Payable on Distribution Date                                           $25,678,263.77
                                                                                          --------------
                                                                                          --------------

II.  Available Funds

     Collected Funds (see V)
          Payments Received                                             $24,282,433.57
          Liquidation Proceeds (excluding Purchase Amounts)                $192,470.19    $24,474,903.76
                                                                        --------------
     Purchase Amounts                                                                        $705,233.61

     Monthly Advances
          Monthly Advances - current Monthly Period (net)                  $290,459.29
          Monthly Advances - Outstanding Monthly Advances
             not otherwise reimbursed to the Servicer                            $0.00       $290,459.29
                                                                        --------------
     Income from investment of funds in Trust Accounts                                       $207,687.11
                                                                                          --------------
     Available Funds                                                                      $25,678,263.77
                                                                                          --------------
                                                                                          --------------


III. Amounts Payable on Distribution Date

         (i)(a)    Taxes due and unpaid with respect to the Trust
                   (not otherwise paid by OFL or the Servicer)                                     $0.00

         (i)(b)    Outstanding Monthly Advances (not otherwise reimbursed
                   to Servicer and to be reimbursed on the Distribution Date)                      $0.00

         (i)(c)    Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                 $0.00

        (ii)       Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                      Owner Trustee                                              $0.00
                      Administrator                                              $0.00
                      Indenture Trustee                                          $0.00
                      Indenture Collateral Agent                                 $0.00
                      Lockbox Bank                                               $0.00
                      Custodian                                                  $0.00
                      Backup Servicer                                            $0.00
                      Collateral Agent                                           $0.00             $0.00
                                                                        --------------
       (iii)(a)    Basic Servicing Fee (not otherwise paid to Servicer)                      $342,007.06

       (iii)(b)    Supplemental Servicing Fees (not otherwise paid to Servicer)                    $0.00

       (iii)(c)    Servicer reimbursements for mistaken deposits or postings of checks
                   returned for insufficient funds (not otherwise reimbursed to Servicer)          $0.00

        (iv)       Class A-1 Interest Distributable Amount                                   $232,034.90
                   Class A-2 Interest Distributable Amount                                   $840,208.33
                   Class A-3 Interest Distributable Amount                                   $498,750.00
                   Class A-4 Interest Distributable Amount                                   $609,375.00
                   Class A-5 Interest Distributable Amount                                   $250,000.00
                   Class A-6 Interest Distributable Amount                                    $87,725.00

         (v)       Noteholders' Principal Distributable Amount
                      Payable to Class A-1 Noteholders                                    $19,036,892.94
                      Payable to Class A-2 Noteholders                                             $0.00
                      Payable to Class A-3 Noteholders                                             $0.00
                      Payable to Class A-4 Noteholders                                             $0.00
                      Payable to Class A-5 Noteholders                                             $0.00
                      Payable to Class A-6 Noteholders                                             $0.00

        (vi)       Certificate Interest Distributable Amount                                 $265,500.00

       (vii)       Unpaid principal balance of the Class A-1 Notes after deposit to the Note
                   Distribution Account of any funds in the Class A-1 Holdback Subaccount
                   (applies only on the Class A-1 Final Scheduled Distribution Date)               $0.00

      (viii)       Certificate Principal Distributable Amount                                      $0.00

        (ix)       Amounts owing and not paid to Security Insurer under Insurance Agreement        $0.00
                                                                                          --------------
                   Total amounts payable on Distribution Date                             $22,162,493.23
                                                                                          --------------
                                                                                          --------------

IV. Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and Class A-1 Maturity Shortfall


     Spread Account deposit:

             Amount of excess, if any, of Available Funds
              over total amounts payable (or amount of such
              excess up to the Spread Account Maximum Amount)                                                      $3,515,770.54

     Reserve Account Withdrawal on any Determination Date:

             Amount of excess, if any, of total amounts payable over Available Funds
              (excluding amounts payable under item (vii) of Section III)                                                  $0.00

             Amount available for withdrawal from the Reserve Account (excluding the
              Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
              (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect
              of transfers of Subsequent Receivables)                                                                $472,478.59

             (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account, (excluding the
              Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

             Amount of withdrawal, if any, from the Reserve Account                                                        $0.00

     Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

             Amount by which (a) the remaining principal balance of the Class A-1 Notes
             exceeds (b) Available Funds after payment of amounts set forth in item (v) of Section III                     $0.00

             Amount available in the Class A-1 Holdback Subaccount                                                         $0.00

             (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
             of Section III) shall be withdrawn by the Indenture Trustee from the
             Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
             Account for payment to the Class A-1 Noteholders)

             Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                          $0.00

     Deficiency Claim Amount:

             Amount of excess, if any, of total amounts payable over funds available for withdrawal
             from Reserve Amount, the Class A-1 Holdback Subaccount and Available Funds                                    $0.00

             (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

     Pre-Funding Account Shortfall:

             Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
             Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount,
             the Class A-5 Prepayment Amount, the Class A-6 Prepayment Amount and the
             Repurchase Amount over (b) the amount on deposit in the Pre-Funding Account                                   $0.00

     Class A-1 Maturity Shortfall:

             Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a)
             the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or
             pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                                              $0.00

     (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity
     Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the
     Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
     Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)

                                     Page 3


V.   Collected Funds

     Payments Received:
             Supplemental Servicing Fees                                                                    $0.00
             Amount allocable to interest                                                           $6,766,268.57
             Amounts allocable to principal                                                        $17,516,165.00
             Amount allocable to Insurance Add-On Amounts                                                   $0.00
             Amount allocable to Outstanding Monthly Advances (reimbursed to the
              Servicer prior to deposit in the Collection Account)                                          $0.00
                                                                                                   --------------

     Total Payments Received                                                                                        $24,282,433.57

     Liquidation Proceeds:

             Gross amount realized with respect to Liquidated Receivables                             $200,681.97

             Less: (1) reasonable expenses incurred by Servicer
              in connection with the collection of such Liquidated
              Receivables and the repossession and disposition
              of the related Financed Vehicles and (ii) amounts
              required to be refunded to Obligors on such Liquidated Receivables                       ($8,211.78)
                                                                                                   --------------

     Net Liquidation Proceeds                                                                                          $192,470.19

     Allocation of Liquidation Proceeds:
             Supplemental Servicing Fees                                                                    $0.00
             Amount allocable to interest                                                                   $0.00
             Amounts allocable to principal                                                                 $0.00
             Amount allocable to Insurance Add-On Amounts                                                   $0.00
             Amount allocable to Outstanding Monthly Advances (reimbursed to the
              Servicer prior to deposit in the Collection Account)                                          $0.00            $0.00
                                                                                                   --------------   --------------
     Total Collected Funds                                                                                          $24,474,903.76
                                                                                                                    --------------
                                                                                                                    --------------
VI.  Purchase Amounts Deposited in Collection Account

     Purchase Amounts - Warranty Receivables                                                                                 $0.00
             Amount allocable to interest                                                                   $0.00
             Amounts allocable to principal                                                                 $0.00
             Amount allocable to Outstanding Monthly Advances (reimbursed to the
              Servicer prior to deposit in the Collection Account)                                          $0.00

     Purchase Amounts - Administrative Receivables                                                                     $705,233.61
             Amount allocable to interest                                                                   $0.00
             Amounts allocable to principal                                                           $705,233.61
             Amount allocable to Outstanding Monthly Advances (reimbursed to the
              Servicer prior to deposit in the Collection Account)                                          $0.00
                                                                                                  ---------------

     Total Purchase Amounts                                                                                            $705,233.61
                                                                                                                    --------------
                                                                                                                    --------------
VII. Reimbursement of Outstanding Monthly Advances

     Outstanding Monthly Advances                                                                                    $1,617,141.11

     Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
             Payments received from Obligors                                                        ($1,358,789.86)
             Liquidation Proceeds                                                                            $0.00
             Purchase Amounts - Warranty Receivables                                                         $0.00
             Purchase Amounts - Administrative Receivables                                                   $0.00
                                                                                                   ---------------

     Outstanding Monthly Advances to be netted against Monthly
      Advances for the current Monthly Period                                                                       ($1,358,789.86)

     Outstanding Monthly Advances to be reimbursed out of
      Available Funds on the Distribution Date                                                                      ($1,358,789.86)

     Remaining Outstanding Monthly Advances                                                                            $258,351.25

     Monthly Advances - current Monthly Period                                                                       $1,649,249.15
                                                                                                                    --------------

     Outstanding Monthly Advances - immediately following the Distribution Date                                      $1,907,600.40
                                                                                                                    --------------
                                                                                                                    --------------


   VIII.  Calculation of Interest and Principal Payments

A.   Calculation of Principal Distribution Amount

          Payments received allocable to principal                                                    $17,516,165.00
          Aggregate of Principal Balances as of the Accounting Date of all
             Receivables that became Liquidated Receivables
             during the Monthly Period                                                                   $815,494.33
          Purchase Amounts - Warranty Receivables allocable to principal                                       $0.00
          Purchase Amounts - Administrative Receivables allocable to principal                           $705,233.61
          Amounts withdrawn from the Pre-Funding Account                                                       $0.00
          Cram Down Losses                                                                                     $0.00
                                                                                                      --------------
          Principal Distribution Amount                                                               $19,036,892.94
                                                                                                      --------------
                                                                                                      --------------

B.   Calculation of Class A-1 Interest Distributable Amount

          Class A-1 Monthly Interest Distributable Amount:

          Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
             of principal to Class A-1 Noteholders on such Distribution Date)       $53,036,547.84

         Multiplied by the Class A-1 Interest Rate                                            5.25%

         Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360       0.08333333       $232,034.90
                                                                                   ---------------
         Plus any unpaid Class A-1 Interest Carryover Shortfall                                                $0.00
                                                                                                      --------------
         Class A-1 Interest Distributable Amount                                                         $232,034.90
                                                                                                      --------------
                                                                                                      --------------

C.   Calculation of Class A-2 Interest Distributable Amount

          Class A-2 Monthly Interest Distributable Amount:

          Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
             of principal to Class A-2 Noteholders on such Distribution Date)      $185,000,000.00

         Multiplied by the Class A-2 Interest Rate                                            5.45%

         Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360       0.08333333       $840,208.33
                                                                                   ---------------
         Plus any unpaid Class A-2 Interest Carryover Shortfall                                                $0.00
                                                                                                      --------------
         Class A-2 Interest Distributable Amount                                                         $840,208.33
                                                                                                      --------------
                                                                                                      --------------

D.   Calculation of Class A-3 Interest Distributable Amount

          Class A-3 Monthly Interest Distributable Amount:

          Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
             of principal to Class A-3 Noteholders on such Distribution Date)      $105,000,000.00

         Multiplied by the Class A-3 Interest Rate                                            5.70%

         Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360       0.08333333       $498,750.00
                                                                                   ---------------
         Plus any unpaid Class A-3 Interest Carryover Shortfall                                                $0.00
                                                                                                      --------------
         Class A-3 Interest Distributable Amount                                                         $498,750.00
                                                                                                      --------------
                                                                                                      --------------


E.   Calculation of Class A-4 Interest Distributable Amount

          Class A-4 Monthly Interest Distributable Amount:

          Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
             of principal to Class A-4 Noteholders on such Distribution Date)      $125,000,000.00

         Multiplied by the Class A-4 Interest Rate                                            5.85%

         Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360       0.08333333       $609,375.00
                                                                                   ---------------
         Plus any unpaid Class A-4 Interest Carryover Shortfall                                               $0.00
                                                                                                      --------------
         Class A-4 Interest Distributable Amount                                                         $609,375.00
                                                                                                      --------------
                                                                                                      --------------



F.   Calculation of Class A-5 Interest Distributable Amount

          Class A-5 Monthly Interest Distributable Amount:

          Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
             of principal to Class A-5 Noteholders on such Distribution Date)       $50,000,000.00

         Multiplied by the Class A-5 Interest Rate                                            6.00%

         Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360       0.08333333       $250,000.00
                                                                                   ---------------
         Plus any unpaid Class A-5 Interest Carryover Shortfall                                                $0.00
                                                                                                      --------------
         Class A-5 Interest Distributable Amount                                                         $250,000.00
                                                                                                      --------------
                                                                                                      --------------

G.   Calculation of Class A-6 Interest Distributable Amount

          Class A-6 Monthly Interest Distributable Amount:

          Outstanding principal balance of the Class A-6 Notes (as of the immediately preceding Distribution Date after distributions
             of principal to Class A-6 Noteholders on such Distribution Date)       $17,400,000.00

         Multiplied by the Class A-6 Interest Rate                                            6.05%

         Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360       0.08333333        $87,725.00
                                                                                   ---------------
         Plus any unpaid Class A-6 Interest Carryover Shortfall                                                $0.00
                                                                                                      --------------
         Class A-6 Interest Distributable Amount                                                          $87,000.00
                                                                                                      --------------
                                                                                                      --------------

H.   Calculation of Noteholders' Interest Distributable Amount

          Class A-1 Interest Distributable Amount                                      $232,034.90
          Class A-2 Interest Distributable Amount                                      $840,208.33
          Class A-3 Interest Distributable Amount                                      $498,750.00
          Class A-4 Interest Distributable Amount                                      $609,375.00
          Class A-5 Interest Distributable Amount                                      $250,000.00
          Class A-6 Interest Distributable Amount                                       $87,725.00
                                                                                   ---------------
          Noteholders' Interest Distributable Amount                                                   $2,518,093.23
                                                                                                      --------------
                                                                                                      --------------

H.   Calculation of Noteholders' Principal Distributable Amount:

          Noteholders' Monthly Principal Distributable Amount:

          Principal Distribution Amount                                             $19,036,892.94

          Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero,
             100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal
             Balance (plus any funds remaining on deposit in the Pre-Funding Account)
             as of the Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the
             Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination
             Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the
             preceding Distribution Date)                                                   100.00%   $19,036,892.94
                                                                                   ---------------
          Unpaid Noteholders' Principal Carryover Shortfall                                                    $0.00
                                                                                                      --------------
          Noteholders' Principal Distributable Amount                                                 $19,036,892.94
                                                                                                      --------------
                                                                                                      --------------

J.   Application of Noteholders' Principal Distribution Amount:

          Amount of Noteholders' Principal Distributable Amount payable to Class A-1
          Notes (equal to entire Noteholders' Principal Distributable Amount until the
          principal balance of the Class A-1 Notes is reduced to zero)                                $19,036,892.94
                                                                                                      --------------

          Amount of Noteholders' Principal Distributable Amount payable to Class A-2
          Notes (no portion of the Noteholders' Principal Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been
          reduced to zero; thereafter, equal to the entire Noteholders' Principal Distributable Amount)        $0.00
                                                                                                      --------------
                                                                                                      --------------

K.   Calculation of Certificate Interest Distributable Amount

          Certificate Monthly Interest Distributable Amount:

          Certificate Balance (as of the close of business
            on the preceding Distribution Date)                                     $54,000,000.00

         Multiplied by the Certificate Pass-Through Rate                                      5.90%

         Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360       0.08333333       $265,500.00
                                                                                   ---------------
         Plus any unpaid Certificate Interest Carryover Shortfall                                              $0.00
                                                                                                     ---------------
         Certificate Interest Distributable Amount                                                       $265,500.00
                                                                                                     ---------------
                                                                                                     ---------------

L.   Calculation of Certificate Principal Distributable Amount:

          Certificate Monthly Principal Distributable Amount:

          Principal Distribution Amount                                             $19,036,892.94

          Multiplied by Certificateholders' Percentage ((i) for each Distribution
             Date before the principal balance of the Class A-1 Notes is reduced to zero, 0%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 0% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, 100% minus the
             Noteholders' Percentage (computed after giving effect to the retirement of the Class A-1 Notes) and (iii) for each Distribution Date thereafter,
             100% minus Noteholders' Percentage)                                              0.00%            $0.00
                                                                                   ---------------

         Unpaid Certificate Principal Carryover Shortfall                                                      $0.00
                                                                                                     ---------------
         Certificate Principal Distributable Amount                                                            $0.00
                                                                                                     ---------------
                                                                                                     ---------------

IX.  Pre-Funding Account

     A.  Withdrawals from Pre-Funding Account:

     Amount on deposit in the Pre-Funding Account as of the preceding
        Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
          Pre-Funded Amount                                                                          $179,028,074.66
                                                                                                     ---------------
                                                                                                     $179,028,074.66
                                                                                                     ---------------
                                                                                                     ---------------
     Less: withdrawals from the Pre-Funding Account in respect of transfers of
        Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date
        (an amount equal to (a) $179,014,214.45 (the aggregate Principal Balance of Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after
        giving effect to transfer of Subsequent Receivables over (ii)$0))                           ($179,014,214.15)

     Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1996 Distribution Date or in the case the amount on deposit in the
        Pre-Funding Account has been Pre-Funding Account has been reduced to
        $100,000 or less as of the Distribution Date (see B below)                                             $0.00
                                                                                                     ---------------
     Amount remaining on deposit in the Pre-Funding Account after
        Distribution Date
          Pre-Funded Amount                                                             $13,860.51
                                                                                   ---------------
                                                                                                          $13,860.51
                                                                                                     ---------------
                                                                                                     ---------------

     B.  Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

     Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the
        Funding Period (May 1996 Distribution Date) or the Pre-Funded Amount being reduced to
        $100,000 or less on any Distribution Date                                                                      $0.00

     Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share
        (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
        Distribution Date)                                                                                             $0.00

     Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share
        (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
        Distribution Date)                                                                                             $0.00

     Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share
        (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
        Distribution Date)                                                                                             $0.00

     Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share
        (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
        Distribution Date)                                                                                             $0.00

     Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share
        (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
        Distribution Date)                                                                                             $0.00

     Class A-6 Prepayment Amount (equal to the Class A-6 Noteholders' pro rata share
        (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
        Distribution Date)                                                                                             $0.00

     Certificate Prepayment Amount (equal to the Certificateholder's pro rata share
        (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
        Distribution Date)                                                                                             $0.00

     Repurchase Amount (equal to (i) the sum of Class A-1 Prepayment Amount, Class A-2
        Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment
        Amount, the Class A-5 Prepayment Amount, the Class A-6 Prepayment
        Amount, and the Class B Prepayment Amount over the sum current principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes,
        the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes
        and the Current Certificate Balance, multiplied by (ii) discounted present value of Class I Monthly Interest Distributable Amount for each of the Planned
        Notional Balances (before giving effect to any adjustment thereto) for the Distribution
        Date on which the Repurchase Amount is to be paid to the June 2003
        Distribution Date, discounted to present value at a rate of 5.89%)                                              $0.00

     C. Prepayment Premiums:

     Class A-1 Prepayment Premium                                                                                      $0.00
     Class A-2 Prepayment Premium                                                                                      $0.00
     Class A-3 Prepayment Premium                                                                                      $0.00
     Class A-4 Prepayment Premium                                                                                      $0.00
     Class A-5 Prepayment Premium                                                                                      $0.00
     Class A-6 Prepayment Premium                                                                                      $0.00

     Certificate Prepayment Premium                                                                                    $0.00

X.    Reserve Account

      Requisite Reserve Amount:

      Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
       Notes, Class A-5 Notes, Class A-6 Notes and Certificates:

            Product of (x) 5.67% (weighted average interest of Class A-1
            Interest Rate, Class A-2 Interest Rate, Class A-3 Interest
            Rate, Class A-4 Interest Rate, Class A-5 Interest Rate,
            Class A-6 Interest Rate and Class B Pass-Through Rate (based on outstanding Class A-1 principal balance, Class A-2 principal balance and Certificate Balance), divided by 360,
            (y) $179,014,214.15 (the Pre-Funded Amount on such Distribution
            Date) and (z) 30 (the number of days until the May 1996 Distribution
            Date))                                                                            $ 28.88

            Less the product of (x) 2.5% divided by 360, (y) $179,014,214.15 (the
            Pre-Funded Amount on such Distribution Date) and (z) 30 (the number
            of days until the May 1996 Distribution Date)                                     $(28.88)
                                                                                          -----------

      Requisite Reserve Amount                                                                $  0.00
                                                                                          -----------
                                                                                          -----------

      Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
       Subaccount) as of the preceding Distribution Date or, in the case of the first
       Distribution Date, as of the Closing Date                                          $472,478.59

      Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback Subaccount)
       (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of
       Subsequent Receivables)                                                                $  0.00

      Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the Class A-1 Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee to or upon the order of the General Partners from amounts withdrawn from the Pre-Funding Account in respect of transfers of
       Subsequent Receivables)                                                           $(472,478.59)

      Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback
       Subaccount) to cover the excess, if any, of total amount payable over
       Available Funds (see IV above)                                                         $  0.00
                                                                                          -----------

      Amount remaining on deposit in the Reserve Account (other than the Class A-1
       Holdback Subaccount) after the Distribution Date                                       $  0.00
                                                                                          -----------
                                                                                          -----------

XI.   Class A-1 Holdback Subaccount:

      Class A-1 Holdback Amount:

      Class A-1 Holdback Amount as of preceding Distribution Date or the Closing
       Date, as applicable                                                                    $  0.00

      Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the Original Pool Balance after giving effect to the transfer of Subsequent Receivables on the Distribution
       Date or on a Subsequent Transfer Date preceding the Distribution Date))                $  0.00

      Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to
       cover a Class A-1 Maturity Shortfall (see IV above)                                    $  0.00

      Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity
       Shortfall (amount of withdrawal to be released by the Indenture Trustee to the
       General Partners)                                                                      $  0.00
                                                                                          -----------

      Class A-1 Holdback Subaccount immediately following the Distribution Date               $  0.00
                                                                                          -----------
                                                                                          -----------

XII.  Calculation of Servicing Fees

      Aggregate Principal Balance as of the first day of the Monthly Period       $410,408,473.18
      Multiplied by Basic Servicing Fee Rate                                                 1.00%
      Divided by Months per year                                                         0.083333%
                                                                                  ---------------

      Basic Servicing Fee                                                                              $342,007.06

      Less: Backup Servicer Fees (annual rate of 1 bp)                                                       $0.00

      Supplemental Servicing Fees                                                                            $0.00
                                                                                                       -----------

      Total of Basic Servicing Fees and Supplemental Servicing Fees                                                   $342,007.06
                                                                                                                      -----------
                                                                                                                      -----------

XIII. Information for Preparation of Statements to Noteholders

           a.   Aggregate principal balance of the Notes as of first day of Monthly Period
                    Class A-1 Notes                                                                                $53,036,547.84
                    Class A-2 Notes                                                                               $185,000,000.00
                    Class A-3 Notes                                                                               $105,000,000.00
                    Class A-4 Notes                                                                               $125,000,000.00
                    Class A-5 Notes                                                                                $50,000,000.00
                    Class A-6 Notes                                                                                $17,400,000.00

           b.   Amount distributed to Noteholders allocable to principal
                    Class A-1 Notes                                                                                $19,036,892.94
                    Class A-2 Notes                                                                                         $0.00
                    Class A-3 Notes                                                                                         $0.00
                    Class A-4 Notes                                                                                         $0.00
                    Class A-5 Notes                                                                                         $0.00
                    Class A-6 Notes                                                                                         $0.00

           c.   Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                    Class A-1 Notes                                                                                $33,999,654.90
                    Class A-2 Notes                                                                               $185,000,000.00
                    Class A-3 Notes                                                                               $105,000,000.00
                    Class A-4 Notes                                                                               $125,000,000.00
                    Class A-5 Notes                                                                                $50,000,000.00
                    Class A-6 Notes                                                                                $17,400,000.00

           d.   Interest distributed to Noteholders
                    Class A-1 Notes                                                                                   $232,034.90
                    Class A-2 Notes                                                                                   $840,208.33
                    Class A-3 Notes                                                                                   $498,750.00
                    Class A-4 Notes                                                                                   $609,375.00
                    Class A-5 Notes                                                                                   $250,000.00
                    Class A-6 Notes                                                                                    $87,725.00

           e.   Remaining Certificate Balance                                                                      $54,000,000.00

           f.   1.  Class A-1 Interest Carryover Shortfall, if any, (and change in amount from
                     preceding statement)                                                                                   $0.00
                2.  Class A-2 Interest Carryover Shortfall, if any, (and change in amount from
                     preceding statement)                                                                                   $0.00
                3.  Class A-3 Interest Carryover Shortfall, if any, (and change in amount from
                     preceding statement)                                                                                   $0.00
                4.  Class A-4 Interest Carryover Shortfall, if any, (and change in amount from
                     preceding statement)                                                                                   $0.00
                5.  Class A-5 Interest Carryover Shortfall, if any, (and change in amount from
                     preceding statement)                                                                                   $0.00
                6.  Class A-6 Interest Carryover Shortfall, if any, (and change in amount from
                     preceding statement)                                                                                   $0.00
                7.  Certificate Interest Carryover Shortfall, if any, (and change in amount from
                     preceding statement)                                                                                   $0.00
                8.  Class B Principal Carryover Shortfall, if any, (and change in amount from
                     preceding statement)                                                                                   $0.00

XIV. Information for Preparation of Statements to Noteholders (continued)
     g. Amount distributed payable out of amounts withdrawn from or pursuant to:
         1. Reserve Account                                                                              $0.00
         2. Class A-1 Holdback Subaccount                                                                $0.00
         3. Claim on the Note Policy                                                                     $0.00
     h. Remaining Pre-Funded Amount                                                                                    $13,880.51
     i. Remaining Reserve Amount                                                                                            $0.00
     j. Amount on deposit on Class A-1 Holdback Subaccount                                                                  $0.00
     k. Prepayment amounts
             Class A-1 Prepayment Amount                                                                                    $0.00
             Class A-2 Prepayment Amount                                                                                    $0.00
             Class A-3 Prepayment Amount                                                                                    $0.00
             Class A-4 Prepayment Amount                                                                                    $0.00
             Class A-5 Prepayment Amount                                                                                    $0.00
             Class A-6 Prepayment Amount                                                                                    $0.00
     l. Prepayment Premiums
             Class A-1 Prepayment Premium                                                                                   $0.00
             Class A-2 Prepayment Premium                                                                                   $0.00
             Class A-3 Prepayment Premium                                                                                   $0.00
             Class A-4 Prepayment Premium                                                                                   $0.00
             Class A-5 Prepayment Premium                                                                                   $0.00
             Class A-6 Prepayment Premium                                                                                   $0.00
     m. Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
         paid by the Trustee on behalf of the Trust                                                                   $342,007.06
     n. Note Pool Factors (after giving effect to distributions on the
         Distribution Date)
             Class A-1 Notes                                                                                           0.53458577
             Class A-2 Notes                                                                                           1.00000000
             Class A-3 Notes                                                                                           1.00000000
             Class A-4 Notes                                                                                           1.00000000
             Class A-5 Notes                                                                                           1.00000000
             Class A-6 Notes                                                                                           1.00000000
XV.  Information for Preparation of Statements to Certificateholders
     a. Aggregate Certificate Balance as of first day of Monthly Period                                            $54,000,000.00
     b. Amount distributed to Certificateholders allocable to principal                                                     $0.00
     c. Aggregate Certificate Balance (after giving effect to
         distributions on the Distribution Date)                                                                   $54,000,000.00
     d. Interest distributed to Certificateholders                                                                    $265,500.00
     e. Remaining Certificate Balance                                                                              $54,000,000.00
     f. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
             Class A-1 Notes                                                                                       $33,999,654.90
             Class A-2 Notes                                                                                      $185,000,000.00
             Class A-3 Notes                                                                                      $105,000,000.00
             Class A-4 Notes                                                                                      $125,000,000.00
             Class A-5 Notes                                                                                       $50,000,000.00
             Class A-6 Notes                                                                                       $17,400,000.00
     g.  1. Class A-1 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)                 $0.00
         2. Class A-2 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)                 $0.00
         3. Class A-3 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)                 $0.00
         4. Class A-4 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)                 $0.00
         5. Class A-5 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)                 $0.00
         6. Class A-6 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)                 $0.00
         7. Certificate Interest Carryover Shortfall, if any, (and change in amount from preceding statement)               $0.00
         8. Certificate Principal Carryover Shortfall, if any, (and change in amount from preceding statement)              $0.00
     h. Amount distributed payable out of amounts withdrawn from or pursuant to:
         1. Reserve Account                                                                              $0.00
         2. Spread Account                                                                               $0.00
         3. Claim on the Certificate Policy                                                              $0.00
     i. Remaining Pre-Funded Amount                                                                                    $13,860.51
     j. Remaining Reserve Amount                                                                                            $0.00
     k. Certificate Prepayment Amount                                                                                       $0.00
     l. Certificate Prepayment Premium                                                                                      $0.00
     m. Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
         paid by the Trustee on behalf of the Trust                                                                   $342,007.06
     n. Class B Pool Factor (after giving effect to distributions on the Distribution Date)                            1.00000000

                                     Page 11



XVI. Pool Balance and Aggregate Principal Balance
        Original Pool Balance at beginning of Monthly Period                                                      $420,971,925.34
        Subsequent Receivables                                                                                    $179,014,214.15
                                                                                                                 ----------------
        Original Pool Balance at end of Monthly Period                                                            $599,986,139.49
                                                                                                                 ----------------
                                                                                                                 ----------------
        Aggregate Principal Balance as of preceding Accounting Date                                               $410,408,473.18
        Aggregate Principal Balance as of current Accounting Date                                                 $570,385,794.39



            Monthly Period Liquidated Receivables                  Monthly Period Administrative Receivables

                     Loan #                Amount                         Loan #           Amount
                     ------                ------                         ------           ------
            see attached listing            $862,888.26             see attached listing    $352,983.12
            see attached listing            ($23,055.12)            see attached listing    $352,250.49
                       5196003001           ($16,395.86)                                          $0.00
                       8486005601           ($10,058.33)                                          $0.00
            see attached listing              $2,115.38                                           $0.00
                                            -----------                                           -----
                                            $815,494.33                                     $705,233.51
                                            -----------                                     -----------
                                            -----------                                     -----------
XVII.  Delinquency Ratio

     Sum of Principal Balances (as of the Accounting Date)
      of all Receivables delinquent more than 30 days with
      respect to all or any portion of a Scheduled Payment
      as of the Accounting Date                                       $6,155,626.38

     Aggregate Principal Balance as of the Accounting Date          $570,385,794.39
                                                                    ---------------

     Delinquency Ratio                                                                      1.07920401%
                                                                                            -----------


    IN WITNESS WHEREOF, I, Mike Sherman, a Responsible Officer of Olympic Financial Ltd., have executed this Certificate as of the Determination Date set forth above.


                                              OLYMPIC FINANCIAL LTD.



                                              By:     /s/ Michael J. Sherman
                                                     ---------------------------
                                              Name:   Michael J. Sherman
                                                     ---------------------------
                                              Title:  Vice President / Treasurer
                                                     ---------------------------

 5/01/96                      Olympic Financial LTD                      Page 28
10:41:45                     Charge Off Transactions                     RP205OR

                          For 4/01/1996 Thru 4/30/1996


Control # 174

           C/O            Account             Loan               Principal
          Type            Number              Name              Charged Off
          ----          ----------          ----------          -----------
           FC           0349004901          CASTANEDA             19,101.87
           FC           0446003001          ALMARAZ               25,165.77
           FC           0817001701          SHROUT                 9,425.00
           FC           2723098901          PRESTWOOD             16,695.68
           FC           2732017401          CHUMLEY               12,898.14
           FC           2780110201          DUNN                  25,511.88
           FC           2894007201          SPRUNGER               6,765.75
           FC           2967000501          CALLISTER              3,412.54
           FC           3037023601          RIVERA                20,265.74
           FC           3045015701          CAMPBELL               4,117.19
           FC           3490038901          ROMO                  10,624.93
           FC           3700018701          HARDRICK               5,381.21
           FC           4658103601          ROY                   14,141.50
           FC           4722006501          CROTEAU               26,487.40
           FC           4736093001          DUFF                   8,597.98
           FC           4903002401          WALLACE               14,456.50
           FC           5294148801          MANSFIELD             10,849.00
           FC           6296032001          BATTENFIEL            14,630.15
           FC           6607045701          SULLIVAN               9,537,35
           FC           6892009201          MULLIGAN              19,156.09
           FC           7060097801          PORTER                12,512.94
           FC           8056013501          GARVEY                17,697.19
           FC           8060028501          CANNETTE              15,270.12
           FC           9331023001          CIOCCA                13,935,58
           FC           9334039701          GRAVES                16,345.62
                                                                 ----------
                        TOTAL FC                                 352,983.12

           FV           0043005801          HASS                  16,884.55
           FV           0111001901          FINLEY                 3,790.74
           FV           0138001401          SCHOESSOW             12,016.06
           FV           0681002301          BECKER                 7,026.68
           FV           2722025801          WALTERMIRE            17,357.09
           FV           2723102501          SEGUR                 12,462.06
           FV           2723103801          BRANDT                10,808.53
           FV           2731035601          ROOD                  15,319.09
           FV           2744038601          SALYER                 4,209.99
           FV           2780118701          HUNSAKER              12,382.19
           FV           2819003401          HEDRICK               22,546.08
           FV           2867005801          NORBY                 21,587.50
           FV           3134005001          SMITH                  8,995.00
           FV           3420192801          RANGEL                22,181.74
           FV           3790073501          GRAY                  18,615.56
           FV           5118048801          GOLDMSITH             15,060.50
           FV           5218023501          WILCOX                14,642.00
           FV           6444012001          DUKE                  14,916.68
           FV           6444015901          KING                  13,041.70
           FV           6445014901          MILLER                18,580.11
           FV           6447019001          ADAMS                 15,407.97
           FV           6469002101          ESCALONA              12,967.01
           FV           7365011001          WADE                   9,690.00
           FV           8019017901          LUDWIG                19,008.64
           FV           9347041801          ALLEN                 12,753.02
                                                                 ----------
                        TOTAL FV                                 352,250.49


           NR           2748041801          BLACKSMITH            20,259.22
           NR           2851004401          YAMAMOTO              21,001.88
           NR           2951002001          IVY                    2,488.23
           NR           6212018501          GONZALEZ              11,279.83
           NR           6217036501          HENDERSON             18,700.23
           NR           6231129501          MORENO                18,329.75
           NR           6247079501          GRASS                 17.908.42
           NR           6304022001          WATTS                 15,673.10
           NR           6350009701          VILLEGAS               9,708.27
           NR           6423037901          GASAWAY               23,737.31
           NR           6423038601          MCHAHON               12,331.72
           NR           6423045201          ROSS                  29,126.70
           NR           6424039801          BATEMAN               21,644.62
           NR           6424040801          PRESCOTT              18,414.89
           NR           6424041401          DODSON                15,069.68
           NR           6424041601          HICKS                 29,132.00
           NR           6424042901          HILES                 16,448.81
           NR           6424051201          TAYLOR                23,044.97

 5/01/96                      Olympic Financial LTD                      Page 29
10:41:45                     Charge Off Transactions                     RP205OR

                          For 4/01/1996 Thru 4/30/1996


Control # 174

           C/O            Account             Loan               Principal
          Type            Number              Name              Charged Off
          ----          ----------          ----------          -----------
           NR           6424054801          BUSH                  19,318.96
           NR           6444005801          BLUNT                 24,297.08
           NR           6444006601          ALFRED                25,092.75
           NR           6444007701          HOLMAN                17,882.91
           NR           6444009101          RADLEY                20,727.23
           NR           6445010001          SEALS                 23,455.35
           NR           6446009601          CLAIBORNE             24,818.11
           NR           6446012901          HAYNES                15,139.20
           NR           6447010301          DAVIS                 13,128.98
           NR           6447012301          EVANS                 23,055.12
           NR           6447013301          LEE                   14,880.38
           NR           6447014201          MARQUEZ               19,904.73
           NR           6447014301          DURITT                18,619.01
           NR           6447014501          BROOKS                 7,319.56
           NR           6447015001          WALKER                17,389.90
           NR           6448005501          GUERRERO              17,939.75
           NR           6448006701          HERRON                20,614.81
           NR           6470002001          JOHNSON               20,223.34
           NR           6861011301          CURRY                  9,200.92
           NR           6999007101          ANDERSON               8,554.77
           NR           7011037901          MCMICHAEL              6,349.21
           NR           7060095101          BOGART                13,838.60
           NR           7060096501          CHOKE                 10,255.35
           NR           7060099401          CULLUM                10,988.05
           NR           7060107901          SCHREIBER             10,700.59
           NR           7132002901          DRAKE                  7,789.90
           NR           7285008001          JACKSON               18,799.00
           NR           7307001001          SMITH                 11,102.43
           NR           7320043701          BRIGNONE              11,600.00
           NR           7365005201          YEAGER                13,848.92
           NR           7480016001          ROBINSON              14,679.17
           NR           7546015101          CLOUD                 11,310.00
           NR           8477009801          WAGNER                 9,647.28
           NR           8477010001          CROSS                  8,697.29
           NR           8486004301          DALTON                17,419.98
                                                                 ----------
                        TOTAL NR                                 862,888.26



           RR           0503000301          WARREN                17,019.40-
           RR           0503000301          WARREN                17,019.40
           RR           0898000801          DAVIS                 23,032.78-
           RR           0898000801          DAVIS                 23,032.78
           RR           6424050001          WOODALL               23,055.12-
                                                                 ----------
                        TOTAL RR                                  23,055.12-



           SB           0120019401          QUINN-ROBI                 9.49
           SB           0160016101          HAMM                       2.02
           SB           0371000301          SHIRLEY                  102.96
           SB           0376000201          HOOPER                     4.00
           SB           0409000101          FOUGERON                 191.80
           SB           0412000501          LEE                       46.42
           SB           0456003301          GERDES                    35.00
           SB           0525000301          BELL                      78.59
           SB           0744000101          DUBOSE                    25.13
           SB           0810005001          CHRISTENSE                 3.59
           SB           2726010801          SYMES                     12.24
           SB           2748047401          MCDONALD                  33.87
           SB           2780108201          SMITH                    190.66
           SB           2993001601          MANGIEFICO                43.10
           SB           3023028101          MATHIS                    23.43
           SB           5157025801          NASH                     128.76
           SB           5480015101          MABUTAS                  129.49
           SB           6217038601          GREER                     23.61
           SB           6232049601          VALENTINE                 33.60
           SB           6238048101          GILRAY                    15.63
           SB           6302058901          HOPKINS                  428.04
           SB           6421026401          BOCARDO                   23.85
           SB           6472001601          HENRY                     49.98
           SB           6620019501          ESTES                     22.64
           SB           6805003801          SCHWADA                   35.32
           SB           6868008401          KIMBALL                   15.36
           SB           6916002201          PENDLETON                 21.81
           SB           6948009001          COCA                      30.89

 5/01/96                      Olympic Financial LTD                      Page 30
10:41:45                     Charge Off Transactions                     RP205OR

                          For 4/01/1996 Thru 4/30/1996


Control # 174

           C/O            Account             Loan               Principal
          Type            Number              Name              Charged Off
          ----          ----------          ----------          -----------
           SB           7546015401          POWELL                    11.33
           SB           7709007201          WRIGHT                     5.27
           SB           8146002601          SVINARICH                 25.71
           SB           8172003501          HERAZ                     19.22
           SB           8422004501          ROESENBAUM                11.80
           SB           8512049801          MORTON                    22.12
           SB           8570000701          HOWARD                    61.09
           SB           9301015501          KING                     180.90
           SB           9328035601          DEESE                     16.66
                                                                 ----------
                        TOTAL SB                                   2,115.38


             TOTAL FOR CTL # 174                               1,547,182.13
                                                               ------------
                                                               ------------